5a. Marketable Securities Classified as Trading Securities	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Marketable Securities Classified as Trading Securities

Under FASB ASC Topic 320 Investments-Debt and Equity Securities, securities that are bought and held principally for the purpose of selling them in the near term (thus held only for a short time) are classified as trading securities.  Trading generally reflects active and frequent buying and selling, and trading securities are generally used with the objective of generating profits on short-term differences in price.  All inputs used to value the securities are based on Level 1 inputs under FASB ASC Topic 820 Fair Value Measurements and Disclosures. The unrealized holding loss as of December 31, 2015 and 2014, respectively, is as follows:

		Fair Market	Holding
	Cost	Value	Gain (Loss)
December 31, 2015	$42,504	$33,366	$(5,497)
December 31, 2014	$42,504	$38,863	$2,353